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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 24, 2003

Commission File Number: 1-9164

Phosphate Resource Partners Limited Partnership
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	72-1067072 (I.R.S. Employer Identification No.)
100 South Saunders Road Lake Forest, Illinois 60045 (847) 739-1200 (Address and telephone number, including area code, of Registrant's principal executive offices)

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Item 7.    Financial Statements and Exhibits.

The exhibits listed in the Exhibit Index hereto are provided as a part of this report.

Item 9.    Regulation FD Disclosure.

The following information is being provided under Item 12 (Results of Operations and Financial Condition):  On April 24, 2003, the Company issued the press release attached as Exhibit 99 hereto reporting, among other things, preliminary results for its fiscal quarter ended March 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Phosphate Resource Partners Limited Partnership By: IMC Global Inc. It's Administrative Managing General Partner
Robert M. Qualls Robert M. Qualls Vice President and Controller (on behalf of the Registrant and as Chief Financial Officer)

Date:  May 1, 2003

Exhibit Index

Exhibit No.	Description	Incorporated Herein by Reference to	Filed with Electronic Submission
99	Press release issued April 24, 2003		X